Emerson Reports First Quarter 2025 Results; Updates 2025 Outlook
ST. LOUIS (February 5, 2025) - Emerson (NYSE: EMR) today reported results1 for its first quarter ended December 31, 2024 and updated its full year outlook for fiscal 2025. Emerson also declared a quarterly cash dividend of $0.5275 per share of common stock payable March 10, 2025 to stockholders of record on February 14, 2025.

(dollars in millions, except per share)	2024 Q1	2025 Q1	Change
Underlying Orders[2]			1%
Net Sales	$4,117	$4,175	1%
Underlying Sales[3]			2%
Pretax Earnings	$175	$775
Margin	4.2%	18.6%	1440 bps
Adjusted Segment EBITA[4]	$1,014	$1,169
Margin	24.6%	28.0%	340 bps
GAAP Earnings Per Share	$0.29	$1.02	252%
Adjusted Earnings Per Share[5]	$1.22	$1.38	13%
Operating Cash Flow	$444	$777	75%
Free Cash Flow	$367	$694	89%
Management Commentary
“Emerson began the fiscal year on a strong note, exceeding first quarter expectations for incremental operating margins and earnings per share with strong cash flow generation,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “Our record gross profit margin and adjusted segment EBITA margin reflect the strength of our transformed industrial technology portfolio and Emerson Management System, as well as the talent and dedication of our world-class team.”
Karsanbhai continued, “We reiterate our guide for underlying sales, earnings per share and cash flow driven by resilient demand in process and hybrid markets, expected second half discrete recovery and our proven ability to execute. Our team remains energized, and we look forward to continuing the positive momentum across our business, including progressing in the final phase of our portfolio transformation.”
2025 Outlook
The following tables summarize the fiscal year 2025 guidance framework and does not include any impact from the recently announced portfolio transactions6 related to AspenTech and Safety & Productivity. The 2025 outlook assumes returning approximately $3.2 billion to shareholders through approximately $2.0 billion of share repurchases and approximately $1.2 billion of dividend payments. Guidance figures are approximate.

	2025 Q2	2025
Net Sales Growth	(0.5%) - 0.5%	1.5% - 3.5%
Underlying Sales Growth	1% - 2%	3% - 5%
Earnings Per Share	$1.01 - $1.05	$4.42 - $4.62
Amortization of Intangibles	~$0.31	~$1.21
Restructuring / Related Costs	~$0.04	~$0.14
Acquisition / Divestiture Fees and Related Costs	~$0.02	~$0.08
Adjusted Earnings Per Share	$1.38 - $1.42	$5.85 - $6.05
Operating Cash Flow		$3.6B - $3.7B
Free Cash Flow		$3.2B - $3.3B
1 Results are presented on a continuing operations basis.
2 Underlying orders do not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings excluding restructuring and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, the amortization of acquisition-related inventory step-up, acquisition/divestiture gains, losses, fees and related costs, and discrete taxes.
6 Guidance includes Safety & Productivity and assumes AspenTech at our current ownership of ~57% outstanding shares.

Conference Call
Today, beginning at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time, Emerson management will discuss the first quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global technology and software company providing innovative solutions for the world's essential industries. Through its leading automation portfolio, including its majority stake in AspenTech, Emerson helps hybrid, process and discrete manufacturers optimize operations, protect personnel, reduce emissions and achieve their sustainability goals. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

		Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended Dec 31
	2023	2024

Net sales	$4,117	$4,175
Cost and expenses
Cost of sales	2,201	1,940
SG&A expenses	1,277	1,224
Other deductions, net	451	228
Interest expense, net	44	8
Interest income from related party[1]	(31)	—
Earnings from continuing operations before income taxes	175	775
Income taxes	16	182
Earnings from continuing operations	159	593
Discontinued operations, net of tax	(27)	—
Net earnings	132	593
Less: Noncontrolling interests in subsidiaries	(10)	8
Net earnings common stockholders	$142	$585

Earnings common stockholders
Earnings from continuing operations	$169	$585
Discontinued operations	(27)	—
Net earnings common stockholders	$142	$585

Diluted avg. shares outstanding	573.3	571.1

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.29	$1.02
Discontinued operations	(0.04)	—
Diluted earnings per common share	$0.25	$1.02

	Quarter Ended Dec 31
	2023	2024
Other deductions, net
Amortization of intangibles	$274	$229
Restructuring costs	83	11
Other	94	(12)
Total	$451	$228

[1] Represents interest on the Copeland note receivable

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2024	Dec 31, 2024
Assets
Cash and equivalents	$3,588	$2,834
Receivables, net	2,927	2,694
Inventories	2,180	2,200
Other current assets	1,497	1,466
Total current assets	10,192	9,194
Property, plant & equipment, net	2,807	2,743
Goodwill	18,067	17,906
Other Intangibles	10,436	10,025
Other	2,744	2,742
Total assets	$44,246	$42,610

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$532	$1,066
Accounts payable	1,335	1,260
Accrued expenses	3,875	3,632
Total current liabilities	5,742	5,958
Long-term debt	7,155	6,557
Other liabilities	3,840	3,716
Equity
Common stockholders' equity	21,636	20,490
Noncontrolling interests in subsidiaries	5,873	5,889
Total equity	27,509	26,379
Total liabilities and equity	$44,246	$42,610

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Three Months Ended Dec 31
	2023	2024
Operating activities
Net earnings	$132	$593
Earnings from discontinued operations, net of tax	27	—
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	422	383
Stock compensation	74	68
Amortization of acquisition-related inventory step-up	231	—
Changes in operating working capital	(238)	(154)
Other, net	(204)	(113)
Cash from continuing operations	444	777
Cash from discontinued operations	(29)	—
Cash provided by operating activities	415	777

Investing activities
Capital expenditures	(77)	(83)
Purchases of businesses, net of cash and equivalents acquired	(8,339)	(37)
Other, net	(37)	(22)
Cash from continuing operations	(8,453)	(142)
Cash from discontinued operations	1	—
Cash used in investing activities	(8,452)	(142)

Financing activities
Net increase in short-term borrowings	2,647	2
Payments of long-term debt	—	(2)
Dividends paid	(300)	(301)
Purchases of common stock	(175)	(899)
AspenTech purchases of common stock	(72)	—
Other, net	(45)	(91)
Cash provided by (used in) financing activities	2,055	(1,291)

Effect of exchange rate changes on cash and equivalents	7	(98)
Decrease in cash and equivalents	(5,975)	(754)
Beginning cash and equivalents	8,051	3,588
Ending cash and equivalents	$2,076	$2,834

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended Dec 31
	2023	2024	Reported	Underlying
Sales
Final Control	$940	$976	4%	5%
Measurement & Analytical	947	975	3%	4%
Discrete Automation	613	580	(5)%	(4)%
Safety & Productivity	322	312	(3)%	(3)%
Intelligent Devices	$2,822	$2,843	1%	2%

Control Systems & Software	675	690	2%	3%
Test & Measurement	382	359	(6)%	(5)%
AspenTech	257	303	18%	18%
Software and Control	$1,314	$1,352	3%	4%

Eliminations	(19)	(20)
Total	$4,117	$4,175	1%	2%

Sales Growth by Geography
Quarter Ended Dec 31
Americas	3%
Europe	(2)%
Asia, Middle East & Africa	4%

Table 4 cont.

	Quarter Ended Dec 31		Quarter Ended Dec 31
	2023		2024
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$194	$223	$236	$260
Margins	20.6%	23.6%	24.2%	26.6%
Measurement & Analytical	235	258	285	296
Margins	24.9%	27.3%	29.2%	30.4%
Discrete Automation	97	116	98	112
Margins	15.8%	18.9%	16.9%	19.3%
Safety & Productivity	68	74	67	73
Margins	21.1%	23.1%	21.6%	23.8%
Intelligent Devices	$594	$671	$686	$741
Margins	21.0%	23.8%	24.1%	26.1%

Control Systems & Software	149	155	193	200
Margins	22.1%	23.1%	27.9%	28.8%
Test & Measurement	(78)	101	(13)	91
Margins	(20.4)%	26.5%	(3.6)%	25.5%
AspenTech	(35)	87	15	137
Margins	(13.7)%	33.6%	4.8%	45.1%
Software and Control	$36	$343	$195	$428
Margins	2.8%	26.1%	14.4%	31.6%

Corporate items and interest expense, net:
Stock compensation	(74)	(44)	(68)	(66)
Unallocated pension and postretirement costs	31	31	27	27
Corporate and other	(399)	(38)	(57)	(34)
Interest expense, net	(44)	—	(8)	—
Interest income from related party[1]	31	—	—	—

Pretax Earnings / Adjusted EBITA	$175	$963	$775	$1,096
Margins	4.2%	23.4%	18.6%	26.3%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,014		$1,169
Margins		24.6%		28.0%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended Dec 31			Quarter Ended Dec 31
	2023			2024
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]		Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$7		$22	$2
Measurement & Analytical	20	3		10	1
Discrete Automation	9	10		8	6
Safety & Productivity	6	—		6	—
Intelligent Devices	$57	$20		$46	$9

Control Systems & Software	5	1		5	2
Test & Measurement	139	40		105	(1)
AspenTech	122	—		122	—
Software and Control	$266	$41		$232	$1

Corporate	—	26	3	—	3
Total	$323	$87		$278	$13

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended December 31, 2023 and 2024, respectively.
[2] Restructuring and related costs includes $4 reported in cost of sales for the three months ended December 31, 2023. The three months ended December 31, 2024 includes $2 reported in selling, general and administrative expenses.

[3] Corporate restructuring of $26 for the three months ended December 31, 2023 is comprised entirely of integration-related stock compensation expense attributable to NI.

	Quarter Ended Dec 31
Depreciation and Amortization	2023	2024
Final Control	$40	$40
Measurement & Analytical	40	31
Discrete Automation	22	21
Safety & Productivity	14	15
Intelligent Devices	116	107

Control Systems & Software	21	23
Test & Measurement	151	118
AspenTech	123	124
Software and Control	295	265

Corporate	11	11
Total	$422	$383

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended Dec 31
	2023	2024
Stock compensation (GAAP)	$(74)	$(68)
Integration-related stock compensation expense[1]	30	2
Adjusted stock compensation (non-GAAP)	$(44)	$(66)

	Quarter Ended Dec 31
	2023	2024
Corporate and other (GAAP)	$(399)	$(57)
Corporate restructuring and related costs	—	3
Acquisition / divestiture costs	130	20
Amortization of acquisition-related inventory step-up	231	—
Adjusted corporate and other (non-GAAP)	$(38)	$(34)

1 Integration-related stock compensation expense relates to NI and includes $26 and $— reported as restructuring costs for the three months ended December 31, 2023 and 2024, respectively

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Dec 31
	2023	2024
Pretax earnings	$175	$775
Percent of sales	4.2%	18.6%
Interest expense, net	44	8
Interest income from related party[1]	(31)	—
Amortization of intangibles	323	278
Restructuring and related costs	87	13
Acquisition/divestiture fees and related costs	134	22
Amortization of acquisition-related inventory step-up	231	—
Adjusted EBITA	$963	$1,096
Percent of sales	23.4%	26.3%

	Quarter Ended Dec 31
	2023	2024
GAAP earnings from continuing operations per share	$0.29	$1.02
Amortization of intangibles	0.36	0.31
Restructuring and related costs	0.12	0.02
Acquisition/divestiture fees and related costs	0.17	0.03
Amortization of acquisition-related inventory step-up	0.38	—
Discrete taxes	(0.10)	—
Adjusted earnings from continuing operations per share	$1.22	$1.38

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended December 31, 2024
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests[3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$775		$182	$593	$8	$585	$1.02
Amortization of intangibles	278	[1]	62	216	41	175	0.31
Restructuring and related costs	13	[2]	—	13	—	13	0.02
Acquisition/divestiture fees and related costs	22		5	17	—	17	0.03
Adjusted (non-GAAP)	$1,088		$249	$839	$49	$790	$1.38
Interest expense, net	8
Adjusted EBITA (non-GAAP)	$1,096

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $2 reported in selling, general and administrative expenses.
[3] Represents the non-controlling interest in AspenTech applied to AspenTech's share of each adjustment presented herein and eliminated from Emerson's consolidated results.

Table 7
EMERSON AND SUBSIDIARIES
ASPENTECH CONTRIBUTION TO EMERSON RESULTS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables reconcile the financial results of AspenTech reported to its shareholders with the amounts included in Emerson's consolidated financial results. Emerson currently owns approximately 57 percent of the common shares outstanding of AspenTech, a separately traded public company (NASDAQ: AZPN), and consolidates AspenTech in its financial results. The 43 percent non-controlling interest in AspenTech is removed from Emerson's net earnings common stockholders through the non-controlling interest line item. AspenTech is also one of Emerson's segments and its GAAP segment earnings is reconciled below to its consolidated impact to clarify that certain items are reported outside of its segment earnings within Emerson corporate, including interest income and stock compensation.

Quarter Ended December 31, 2024
	Pretax Earnings		Income Taxes (Benefit)	Earnings from Cont. Ops.	Non-Controlling Interests[4]	Net Earnings Common Stockholders	Diluted Earnings Per Share
Standalone reporting (GAAP)	$17	1	$(3)	$20
Other	—		2	(2)
Reported in Emerson consolidation (GAAP)	17		(1)	18	8	10	$0.02
Adjustments:
Amortization of intangibles	122	2	26	96	41	55	0.09
Adjusted (Non-GAAP)	$139		$25	$114	$49	$65	$0.11
Interest income	(17)	3
Stock compensation	15	3
Adjusted segment EBITA (non-GAAP)	$137

Reconciliation to Segment EBIT
Pre-tax earnings	$17
Interest income	(17)	3
Stock compensation	15	3
Segment EBIT (GAAP)	$15
Amortization of intangibles	122	2
Adjusted segment EBITA (non-GAAP)	$137

[1] Amount reflects AspenTech's pretax earnings for the three months ended December 31, 2024 as reported in its quarterly earnings release 8-K.
[2] Amortization of intangibles includes $49 reported in cost of sales.
[3] Reported in Emerson corporate line items.
[4] Represents the non-controlling interest in AspenTech applied to each adjustment presented herein and eliminated from Emerson's consolidated results.

Reconciliations of Non-GAAP Financial Measures & Other	Table 8

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 7 for additional non-GAAP reconciliations.

2025 Q1 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	4%	1%	—%	5%
Measurement & Analytical	3%	1%	—%	4%
Discrete Automation	(5)%	1%	—%	(4)%
Safety & Productivity	(3)%	—%	—%	(3)%
Intelligent Devices	1%	1%	—%	2%
Control Systems & Software	2%	1%	—%	3%
Test & Measurement	(6)%	1%	—%	(5)%
AspenTech	18%	—%	—%	18%
Software and Control	3%	1%	—%	4%
Emerson	1%	1%	—%	2%

Underlying Growth Guidance	2025 Q2 Guidance	2025 Guidance
Reported (GAAP)	(0.5%) - 0.5%	1.5% - 3.5%
(Favorable) / Unfavorable FX	~1.5 pts	~1.5 pts
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	1% - 2%	3% - 5%

2024 Q1 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$194	20.6%	$22	$7	$223	23.6%
Measurement & Analytical	235	24.9%	20	3	258	27.3%
Discrete Automation	97	15.8%	9	10	116	18.9%
Safety & Productivity	68	21.1%	6	—	74	23.1%
Intelligent Devices	$594	21.0%	$57	$20	$671	23.8%
Control Systems & Software	149	22.1%	5	1	155	23.1%
Test & Measurement	(78)	(20.4)%	139	40	101	26.5%
AspenTech	(35)	(13.7)%	122	—	87	33.6%
Software and Control	$36	2.8%	$266	$41	$343	26.1%

2025 Q1 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$236	24.2%	$22	$2	$260	26.6%
Measurement & Analytical	285	29.2%	10	1	296	30.4%
Discrete Automation	98	16.9%	8	6	112	19.3%
Safety & Productivity	67	21.6%	6	—	73	23.8%
Intelligent Devices	$686	24.1%	$46	$9	$741	26.1%
Control Systems & Software	193	27.9%	5	2	200	28.8%
Test & Measurement	(13)	(3.6)%	105	(1)	91	25.5%
AspenTech	15	4.8%	122	—	137	45.1%
Software and Control	$195	14.4%	$232	$1	$428	31.6%

Total Adjusted Segment EBITA	2024 Q1	2025 Q1
Pretax earnings (GAAP)	$175	$775
Margin	4.2%	18.6%
Corporate items and interest expense, net	455	106
Amortization of intangibles	323	278
Restructuring and related costs	61	10
Adjusted segment EBITA (non-GAAP)	$1,014	$1,169
Margin	24.6%	28.0%

Free Cash Flow	2024 Q1	2025 Q1	2025E ($ in billions)
Operating cash flow (GAAP)	$444	$777	$3.6 - $3.7
Capital expenditures	(77)	(83)	~(0.4)
Free cash flow (non-GAAP)	$367	$694	$3.2 - $3.3

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2025E figures are approximate, except where range is given.